As filed with the Securities and Exchange Commission on October 9, 1998

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                       -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                               September 24, 1997

                             BANKAMERICA CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
         (State or other jurisdiction of incorporation or organization)

                                     1-6523
                            (Commission File Number)

                                   56-0906609
                        (IRS Employer Identification No.)

                             100 North Tryon Street
                            Charlotte, North Carolina
                    (Address of principal executive offices)

                                     28255
                                   (Zip Code)

                                 (704) 386-5000
              (Registrant's telephone number, including area code)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Effective September 30, 1998, BankAmerica Corporation, a Delaware corporation ("BankAmerica (Pre-Merger)"), merged (the "Merger") with and into NationsBank Corporation (formerly known as NationsBank (DE) Corporation) ("NationsBank"), a Delaware corporation and successor by reincorporation merger to the North Carolina corporation of the same name ("NationsBank (NC)"), with NationsBank as the surviving corporation in the Merger and being renamed "BankAmerica Corporation" (the "Registrant"). The Merger was consummated pursuant to an Agreement and Plan of Reorganization, dated as of April 10, 1998, among BankAmerica (Pre-Merger) and NationsBank (NC) (the "Merger Agreement"). Pursuant to the Merger Agreement, NationsBank acquired all of the assets and assumed all of the liabilities and obligations of BankAmerica (Pre-Merger).

         Pursuant to the Merger Agreement, upon consummation of the Merger on September 30, 1998 (the "Effective Date"), each share of BankAmerica (Pre-Merger) common stock, $1.5625 par value per share (the "BankAmerica
(Pre-Merger) Common Stock"), was converted into the right to receive 1.1316 shares (the "Exchange Ratio") of the Registrant's common stock ("Registrant Common Stock"), with cash being paid in lieu of fractional shares. A copy of the press release announcing the closing of the Merger is filed as Exhibit 99.1 to this Current Report on Form 8-K.

         The Registrant's Registration Statement on Form S-4 (Registration No. 333-60553), which was declared effective by the Securities and Exchange Commission on August 4, 1998 (the "Registration Statement"), sets forth certain information regarding the Merger, NationsBank (NC) and BankAmerica (Pre-Merger), including, but not limited to, the date and manner of the Merger, a description of the assets involved, the nature and amount of consideration paid by NationsBank therefor, the method used for determining the amount of such consideration, the nature of any material relationships between BankAmerica (Pre-Merger) and NationsBank (NC) or any officer or director of NationsBank (NC) or any associate of any such officer or director, the nature of the business of BankAmerica (Pre-Merger) and NationsBank (NC) and the intended structure and operation of the combined company created in the Merger. In addition, the information set forth under Item 5 of this Current Report on Form 8-K is incorporated herein by reference.

ITEM 5.  OTHER EVENTS.

         Matters Related to the Merger.

         Board of Directors. On the Effective Date, the following persons, who were immediately prior thereto serving as members of the Board of Directors of NationsBank, became members of the Board of Directors of the Registrant: Hugh L. McColl, Jr., Chairman of the Board and CEO of the Registrant; Charles W. Coker, Chairman and CEO of Sonoco Products Company; Alan T. Dickson, Chairman of
Ruddick Corporation; Paul Fulton, Chairman and CEO of Bassett Furniture Industries; C. Ray Holman, Chairman and CEO of Mallinckrodt, Inc.; W.W. Johnson, former Chairman and CEO of Bankers Trust of South Carolina; O. Temple Sloan, Jr., Chairman and CEO of General Parts, Inc.; Meredith R. Spangler, Chairman of the Board of the C.D. Spangler Foundation; Ronald Townsend, communications consultant; Jackie M. Ward, President and CEO of Computer Generation, Inc.; and Virgil R. Williams, Chairman and CEO of Williams Group International, Inc. On the same date, the following persons, who were immediately prior thereto serving as members of the Board of Directors of BankAmerica (Pre-Merger), became members of the Board of Directors of the Registrant: David A. Coulter, President of the Registrant; Timm F. Crull, retired Chairman and CEO of Nestle USA, Inc.; Kathleen Feldstein, President of Economic Studies, Inc.; Donald E. Guinn,
Chairman and CEO of Pacific Telesis Group; Walter E. Massey, President of Morehouse College; Richard M. Rosenberg, retired Chairman and CEO of BankAmerica (Pre-Merger); A. Michael Spence, Dean of the Graduate School of Business at Stanford University; Solomon D. Trujillo, President and CEO of USWest
Communications Group; and Shirley Young, Vice President of General Motors Corporation.

         Shareholder Approval. As previously announced, at a special meeting in Charlotte, North Carolina on September 24, 1998, the shareholders of NationsBank
(NC) approved the the Merger Agreement and the transactions contemplated by that agreement, including the reincorporation of NationsBank (NC) as a Delaware company by means of a merger of NationsBank (NC) into its wholly-owned Delaware subsidiary, NationsBank, and the issuance of shares of NationsBank common stock, following the reincorporation, to BankAmerica (Pre-Merger) shareholders in connection with the Merger. The shareholders of NationsBank (NC) also approved an amendment and restatement of the NationsBank Key Employee Stock Plan. BankAmerica (Pre-Merger) shareholders approved the Merger at a special meeting in San Francisco, California on the same date. A copy of the press release announcing the approval of the Merger by the companies' respective shareholders was filed as Exhibit 99.1 to the Registrant's Current Report on Form 8-K filed September 28, 1998.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         The Registrant has filed all required financial statements, pro forma financial information and exhibits required by Item 2 hereof with the Securities and Exchange Commission as part of the Registration Statement.

The following exhibits are filed herewith:

     EXHIBIT NO.          DESCRIPTION OF EXHIBIT

     99.1 Text of press release, dated September 30, 1998, with respect to the closing of the Merger.

     99.2 Text of press release, dated September 29, 1998, with respect to the election of directors to serve on the Registrant's Board of Directors.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               BANKAMERICA CORPORATION


                                               By:  /s/ PAUL J. POLKING
                                                    ----------------------------
                                                    Paul J. Polking
                                                    Executive Vice President and
                                                    General Counsel


Dated:  October 9, 1998

                                  EXHIBIT INDEX

Exhibit No.          Description of Exhibit
-----------          ----------------------

   99.1 Text of press release, dated September 30, 1998, with respect to the closing of the Merger.

   99.2 Text of press release, dated September 29, 1998, with respect to the election of directors to serve on the Registrant's Board of Directors.